UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2013

Mobivity Holdings Corp.
(Exact name of registrant as specified in its charter)

Nevada	000-53851	26-3439095
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

58 West Buffalo Road, Suite 200
Chandler, AZ 85225
 (Address of principal executive offices) (Zip code)

(866)622-4261
 (Registrant’s telephone number, including area code)

Not applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Mobivity Holdings Corp. (the “Company”) hereby amends its Current Report on Form 8-K that was filed on May 24, 2013, for the purpose of filing the financial statements and pro forma financial information required by Item 9.01 of Form 8-K with respect to the acquisition from Front Door Insights LLC (“FDI”) of substantially all of its assets.  Except for Item 9.01, there are no changes to the Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The following financial statements of FDI are being filed with this report as Exhibit 99.1:

•	Report of Independent Registered Public Accounting Firm;
•	Balance Sheets at December 31, 2012 and 2011;
•	Statements of Operations for the Years Ended December 31, 2012 and 2011;
•	Statements of Changes in Members’ Deficit for the Years Ended December 31, 2012 and 2011;
•	Statements of Cash Flows for the Years Ended December 31, 2012 and 2011;
•	Notes to Financial Statements;
•	Balance Sheet at March 31, 2013 (Unaudited) and December 31, 2012 (Audited);
•	Statements of Operations for the Three Months Ended March 31, 2013 and 2012 (Unaudited);
•	Statements of Changes in Members’ Deficit for the Three Months Ended March 31, 2013 (Unaudited);
•	Statements of Cash Flows for the Three Months Ended March 31, 2013 and 2012 (Unaudited);
•	Notes to Financial Statements (Unaudited);

(b)	The following pro forma financial information is being filed with this report as Exhibit 99.2:

•	Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2013;
•	Unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2013; Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2012;
•	Notes to Unaudited Pro Forma Consolidated Financial Statements.

The unaudited pro forma consolidated financial information is presented for informational purposes only. The pro forma data is not necessarily indicative of what the Company’s financial position or results of operations actually would have been had the Company completed the acquisition as of the dates indicated. In addition, the unaudited pro forma consolidated financial information does not purport to project the future financial position or operating results of the consolidated company.

Exhibits

Exhibits	Description

99.1	Financial Statements listed in Item 9.01(a)

99.2	Pro Forma Financial Information listed in Item 9.01(b)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBIVITY HOLDINGS CORP.

August 5, 2013	By:	/s/ Timothy Schatz Chief Financial Officer